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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Form 10SB of our report dated February 28, 1997, with respect to the 1995 and 1994 financial statements of Mobile Caterers, Inc. and Subsidiaries.




BROZA, BLOCK & RUBINO
Certified Public Accountants

February 28, 1997